Exhibit 99.1

           Mentor Graphics Announces Fourth Quarter Results

    WILSONVILLE, Ore.--(BUSINESS WIRE)--Jan. 27, 2005--Mentor Graphics Corporation (Nasdaq:MENT) today announced record revenues of $214.9 million for the fourth quarter of 2004 driven by record bookings for the quarter. Diluted earnings per share for the quarter on a pro forma basis were $.39, and on a GAAP basis were $.20.
    "Mentor's growth in a sluggish EDA environment is being driven by the successful proliferation of our younger product portfolio including the Calibre(R) and Scalable Verification(TM) tools, and newer printed circuit board design tools. Seven of the top ten deals in the quarter were renewals with an aggregate bookings increase of 40% over the prior deals, on comparable terms, including contract length. Customers need, and are willing to pay for, new products that solve their problems," said Walden C. Rhines, chairman and CEO of Mentor Graphics. "Furthermore, we saw significant momentum from our newer, emerging products as we received significant orders in cabling, embedded software, high speed board design, and coverage-driven verification."
    Book-to-bill reached its highest level since 1996 and backlog reached a level not seen since year 2000. Bookings rose over 35% for the quarter, and 20% for the year. All regions performed well with Japan and Pacific Rim bookings up over 100%, Europe up 45%, and North America up 15% over the year ago quarter. All three product platforms grew during the quarter, with Scalable Verification almost doubling and Integrated System Design up 45%. Calibre Design to Silicon was up 5% over an extremely strong fourth quarter of 2003.
    Revenue by region for the quarter was 40% North America, 30% Europe, 15% Japan, and 15% Pacific Rim. By product platform, revenue was 35% Scalable Verification, 30% Calibre Design to Silicon, 20% Integrated System Design and 15% New and Emerging products.
    Special charges of $4.9 million were primarily acquisition and restructuring related.
    "While we see no sign of an upturn for the overall EDA industry, we note that Mentor and other companies like us with young product lines continue to perform well in this environment," said Gregory K. Hinckley, president of Mentor Graphics. "With proliferation of our young, but well-seeded products, combined with a strong product pipeline in earlier stages of adoption, we believe we are well positioned to perform regardless of overall EDA market conditions."

    Preliminary Results of Sarbanes-Oxley Section 404 Review

    During the course of the audit of Mentor Graphics' 2004 financial statements, KPMG identified a material weakness in internal controls over financial reporting related to the calculation of its income tax provision. PCAOB Audit Standard No. 2 defines a material weakness to be an instance when the design or operation of a control does not allow management to prevent or detect material misstatements on a timely basis.
    A benefit was recorded to equity for a stock option deduction that was not deemed to be realizable. Mentor Graphics then recorded a valuation reserve for the deferred tax asset that was created as a result of this benefit. The reserve was inappropriately established with a charge to earnings. Proper accounting was determined to be a direct charge to common stock instead of income tax expense. This error was identified during KPMG's annual audit of financial reporting specifically related to income tax calculations. The error overstated income tax expense and understated net income by $5.3 million but had no net effect on equity accounts. The material weakness was confined to a single erroneous accounting entry in the fourth quarter of 2004, was corrected prior to completion of the audit and as a result, did not have any effect on reported year-end or previously reported quarterly financial results.
    Mentor Graphics will finalize its evaluation of internal controls over financial reporting prior to issuance of its Form 10-K for the year ended December 31, 2004. The remaining steps in evaluating our internal controls over financial reporting primarily relate to preparation of financial reports to be filed with the SEC on Form 10-K.
    "Exclusive of this instance no other material weaknesses have been identified by management or our auditors," said Gregory K. Hinckley, president of Mentor Graphics. "Management takes its role in designing, maintaining and evaluating internal controls over financial reporting seriously and is considering several options to remediate this one material weakness."

    About Mentor Graphics

    Mentor Graphics Corporation (Nasdaq:MENT) is a world leader in electronic hardware and software design solutions, providing products, consulting services and award-winning support for the world's most successful electronics and semiconductor companies. Established in 1981, the company reported revenues over the last 12 months of over $700 million and employs approximately 3,850 people worldwide. Corporate headquarters are located at 8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777; Silicon Valley headquarters are located at 1001 Ridder Park Drive, San Jose, California 95131-2314. World Wide Web site: http://www.mentor.com/.

    Mentor Graphics and Calibre are registered trademarks and Scalable Verification is a trademark of Mentor Graphics Corporation.

    In the calculation of pro forma earnings, gross margin and operating expenses, Mentor Graphics excludes amortization of acquired intangibles and write-offs of in-process R&D from acquisitions. Also excluded are non-operating and non-recurring items classified as special charges such as restructure expenses and asset impairments, as well as income tax expense in excess of a normalized 17% effective tax rate. These excluded items are generally infrequent, less predictable and are often non-cash in nature. Mentor Graphics believes that excluding these items provides investors with a representation of its core performance, and a pro forma base line for assessing the future earnings potential of Mentor Graphics.
    These pro forma measures should be assessed in conjunction with GAAP earnings measures for a more complete understanding of the Company's results. Since pro forma measures exclude certain items, differences in earnings from GAAP can be significant; Mentor Graphics management evaluates its performance under both measures for a complete understanding of its results. Investors are encouraged to review both measures for their evaluations and consider the GAAP earnings measures as the most complete measure of Mentor Graphics' overall performance.
    Statements in this press release regarding the Company's outlook for future periods constitute "forward-looking" statements based on current expectations within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company or industry results to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: (i) the Company's ability to successfully offer products and services that compete in the highly competitive EDA industry including the risk that the Company's technology, products or inventory become obsolete; (ii) the Company's ability to successfully integrate and manage its acquisitions, (iii) changes in accounting or reporting rules or interpretations, limitations on repatriation of earnings, licensing and intellectual property rights protection; (iv) changes in tax laws, regulations or enforcement practices where the Company does business; (v) effects of the increasing volatility of foreign currency fluctuations on the Company's business and operating results; (vi) effects of unanticipated shifts in product mix on gross margin and unanticipated shifts in geographic mix on the overall tax rate, all as may be discussed in more detail under the heading "Factors That May Affect Future Results and Financial Condition" in the Company's most recent Form 10-K or Form 10-Q. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. In addition, statements regarding outlook do not reflect potential impacts of mergers or acquisitions that have not been announced or closed as of the time the statements are made. Mentor Graphics disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements to reflect future events or developments.



                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                               Three Months Ended  Twelve Months Ended
                                  December 31,        December 31,
                               ---------------------------------------
                                   2004     2003       2004      2003
                                --------------------------------------
Revenues:
  System and software          $140,127 $128,680   $422,672 $ 394,449
  Service and support            74,822   73,229    288,284   281,219
                                -------- --------   -------- ---------

               Total revenues   214,949  201,909    710,956   675,668
                                -------- --------   -------- ---------
Cost of revenues:
  System and software             4,839    7,180     16,639    22,721
  Service and support            20,800   22,749     80,294    84,554
  Amortization of purchased
   technology                     2,982    2,625     10,624     9,422
                                -------- --------   -------- ---------

               Total cost of
                revenues         28,621   32,554    107,557   116,697
                                -------- --------   -------- ---------

               Gross margin     186,328  169,355    603,399   558,971
                                -------- --------   -------- ---------
Operating expenses:
  Research and development       54,594   51,434    202,289   184,797
  Marketing and selling          76,126   69,492    267,181   245,170
  General and administration     18,825   21,830     74,255    75,984
  Amortization of intangible
   assets                         1,098      908      3,586     3,883
  Emulation litigation
   settlement                         -        -          -    20,264
  Special charges                 4,893    7,809     16,913    15,980
                                -------- --------   -------- ---------
               Total operating
                expenses        155,536  151,473    564,224   546,078
                                -------- --------   -------- ---------

Operating income                 30,792   17,882     39,175    12,893
  Other income, net               2,689      952      8,388     5,460
  Interest expense               (4,838)  (4,725)   (18,619)  (17,224)
                                -------- --------   -------- ---------

  Income before income taxes     28,643   14,109     28,944     1,129
  Income tax expense (benefit)   12,829    1,059     49,494    (6,804)
                                -------- --------   -------- ---------
               Net income
                (loss)         $ 15,814 $ 13,050   $(20,550)$   7,933
                                ======== ========   ======== =========

  Net income (loss) per share:
               Basic           $    .21 $    .19   $   (.28)$     .12
                                ======== ========   ======== =========
               Diluted         $    .20 $    .18   $   (.28)$     .11
                                ======== ========   ======== =========

  Weighted average number of
   shares outstanding:
               Basic             76,354   68,056     72,381    67,680
                                ======== ========   ======== =========
               Diluted           78,426   71,066     72,381    70,464
                                ======== ========   ======== =========





                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                         Three Months Ended
                                         December 31, 2004
                                   GAAP     Adjustments      Pro Forma
                                   -----------------------------------
Revenues:
  System and software              $140,127      $   -       $140,127
  Service and support                74,822          -         74,822
                                   --------------------      ---------
               Total revenues       214,949          -        214,949
                                   --------------------      ---------
Cost of revenues:
  System and software                 4,839          -          4,839
  Service and support                20,800          -         20,800
  Amortization of purchased
   technology                         2,982     (2,982)   (1)       -
                                   --------------------      ---------
               Total cost of
                revenues             28,621     (2,982)        25,639
                                   --------------------      ---------

               Gross margin         186,328      2,982        189,310
                                   --------------------      ---------
               Gross margin
                percentage             86.7%                     88.1%
                                   ---------                 ---------
Operating expenses:
  Research and development           54,594          -         54,594
  Marketing and selling              76,126          -         76,126
  General and administration         18,825          -         18,825
  Amortization of intangible assets   1,098     (1,098) (1)         -
  Special charges                     4,893     (4,893) (2)         -
                                   --------------------      ---------

               Total operating
                expenses            155,536     (5,991)       149,545
                                   --------------------      ---------
Operating income
                                     30,792      8,973         39,765
  Other income, net                   2,689        - -          2,689
  Interest expense                   (4,838)         -         (4,838)
                                   --------------------      ---------

  Income before income taxes         28,643      8,973         37,616
  Income tax expense (benefit)       12,829     (6,434) (3)     6,395
                                   --------------------      ---------

               Net income           $15,814    $15,407        $31,221
                                   ====================      =========
  Net income per share:
               Basic                   $.21                      $.41
                                   =========                 =========
               Diluted                 $.20                      $.39
                                   =========                 =========
  Weighted average number of
   shares outstanding:
               Basic                 76,354                    76,354
                                   =========                 =========
               Diluted               78,426     12,099 (4)     90,525
                                   ====================      =========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2004.
(4) Dilutive shares related to the company's convertible debt as required by EITF 04-8. In calculating pro forma diluted net income per share, $3,682, representing the after-tax interest and amortization on the company's convertible debt, is added back to pro forma net income.




                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                           Three Months Ended
                                            December 31, 2003
                                       GAAP     Adjustments  Pro Forma
                                      --------------------------------
Revenues:
  System and software                 $128,680  $       -    $128,680
  Service and support                   73,229          -      73,229
                                       --------  ---------    --------

               Total revenues          201,909          -     201,909
                                       --------  ---------    --------
Cost of revenues:
  System and software                    7,180          -       7,180
  Service and support                   22,749          -      22,749
  Amortization of purchased technology   2,625     (2,625)(1)       -
                                       --------  ---------    --------

               Total cost of revenues   32,554     (2,625)     29,929
                                       --------  ---------    --------

               Gross margin            169,355      2,625     171,980
                                       --------  ---------    --------

               Gross margin percentage    83.9%                 85.2%
                                       --------              --------
Operating expenses:
  Research and development              51,434          -      51,434
  Marketing and selling                 69,492          -      69,492
  General and administration            21,830          -      21,830
  Amortization of intangible assets        908       (908)(1)       -
  Special charges                        7,809     (7,809)(2)       -
                                       --------  ---------    --------

               Total operating
                expenses               151,473     (8,717)    142,756
                                       --------  ---------    --------
Operating income
                                        17,882     11,342      29,224
  Other income, net                        952          -         952
  Interest expense                      (4,725)         -      (4,725)
                                       --------  ---------    --------

  Income before income taxes            14,109     11,342      25,451
  Income tax expense                     1,059      3,268 (3)   4,327
                                       --------  ---------    --------

               Net income             $ 13,050  $   8,074    $ 21,124
                                       ========  =========    ========
  Net income per share:
               Basic                  $    .19              $    .31
                                       ========              ========
               Diluted                $    .18              $    .29
                                       ========              ========
  Weighted average number of
   shares outstanding:
               Basic                    68,056                68,056
                                       ========              ========
               Diluted                  71,066      4,700 (4)  75,766
                                       ========  =========    ========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2003.
(4) Dilutive shares related to the company's convertible debt as required by EITF 04-8. In calculating pro forma diluted net income per share, $866, representing the after-tax interest and amortization on the company's convertible debt, is added back to pro forma net income.




                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                              Twelve Months Ended
                                               December 31, 2004
                                     GAAP     Adjustments   Pro Forma
                                     ---------------------------------
Revenues:
  System and software                $422,672  $       -    $ 422,672
  Service and support                 288,284          -      288,284
                                      --------  ---------    ---------

               Total revenues         710,956          -      710,956
                                      --------  ---------    ---------
Cost of revenues:
  System and software                  16,639          -       16,639
  Service and support                  80,294          -       80,294
  Amortization of purchased
   technology                          10,624    (10,624)(1)        -
                                      --------  ---------    ---------

               Total cost of revenues 107,557    (10,624)      96,933
                                      --------  ---------    ---------

               Gross margin           603,399     10,624      614,023
                                      --------  ---------    ---------

               Gross margin
                percentage               84.9%                  86.4%
                                      --------              ---------
Operating expenses:
  Research and development            202,289          -      202,289
  Marketing and selling               267,181          -      267,181
  General and administration           74,255          -       74,255
  Amortization of intangible assets     3,586     (3,586)(1)        -
  Special charges                      16,913    (16,913)(2)        -
                                      --------  ---------    ---------

               Total operating
                expenses              564,224    (20,499)     543,725
                                      --------  ---------    ---------
Operating income
                                       39,175     31,123       70,298
  Other income, net                     8,388          -        8,388
  Interest expense                    (18,619)         -      (18,619)
                                      --------  ---------    ---------

  Income before income taxes           28,944     31,123       60,067
  Income tax expense (benefit)         49,494    (39,283)(3)   10,211
                                      --------  ---------    ---------

               Net income (loss)     $(20,550) $  70,406    $  49,856
                                      ========  =========    =========
  Net income (loss) per share:
               Basic                 $   (.28)             $     .69
                                      ========              =========
               Diluted               $   (.28)             $     .66
                                      ========              =========
  Weighted average number of
    shares outstanding:
               Basic                   72,381                 72,381
                                      ========              =========
               Diluted                 72,381                 75,397
                                      ========              =========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2004.




                      MENTOR GRAPHICS CORPORATION
            PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
       (In thousands, except earnings per share data-Unaudited)

                                           Twelve Months Ended
                                            December 31, 2003
                                    GAAP      Adjustments   Pro Forma
                                    ----------------------------------
Revenues:
  System and software               $ 394,449  $       -    $ 394,449
  Service and support                 281,219          -      281,219
                                     ---------  ---------    ---------

               Total revenues         675,668          -      675,668
                                     ---------  ---------    ---------
Cost of revenues:
  System and software                  22,721          -       22,721
  Service and support                  84,554          -       84,554
  Amortization of purchased
   technology                           9,422     (9,422)(1)        -
                                     ---------  ---------    ---------

               Total cost of
                revenues              116,697     (9,422)     107,275
                                     ---------  ---------    ---------

               Gross margin           558,971      9,422      568,393
                                     ---------  ---------    ---------

               Gross margin
                percentage               82.7%                  84.1%
                                     ---------              ---------
Operating expenses:
  Research and development            184,797          -      184,797
  Marketing and selling               245,170          -      245,170
  General and administration           75,984          -       75,984
  Amortization of intangible
   assets                               3,883     (3,883)(1)        -
  Emulation litigation settlement      20,264    (20,264)           -
  Special charges                      15,980    (15,980)(2)        -
                                     ---------  ---------    ---------

               Total operating
                expenses              546,078    (40,127)     505,951
                                     ---------  ---------    ---------
Operating income
                                       12,893     49,549       62,442
  Other income, net                     5,460          -        5,460
  Interest expense                    (17,224)         -      (17,224)
                                     ---------  ---------    ---------

  Income before income taxes            1,129     49,549       50,678
  Income tax expense (benefit)         (6,804)    15,419 (3)    8,615
                                     ---------  ---------    ---------

               Net income           $   7,933  $  34,130    $  42,063
                                     =========  =========    =========
  Net income per share:
               Basic                $     .12              $     .62
                                     =========              =========
               Diluted              $     .11              $     .60
                                     =========              =========
  Weighted average number of
   shares outstanding:
               Basic                   67,680                 67,680
                                     =========              =========
               Diluted                 70,464                 70,464
                                     =========              =========

(1) Non-cash amortization of intangible assets.
(2) Merger, acquisition, restructuring and other charges.
(3) Pro forma income tax expense calculation differs from the GAAP calculation as it assumed a normalized effective rate of 17% for 2003.




                      MENTOR GRAPHICS CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                      (In thousands - Unaudited)

                                         As of            As of
                                  December 31, 2004  December 31, 2003
----------------------------------------------------------------------
Assets
Current assets:
  Cash and short-term investments        $   94,287        $   71,324
  Trade accounts receivable, net            116,858           104,043
  Term receivables, short-term              125,832           119,627
  Prepaid expenses and other                 28,457            27,164
  Deferred income taxes                      12,319            18,787
                                          ----------        ----------

      Total current assets                  377,753           340,945

Property, plant and equipment, net           91,224            91,350
Term receivables, long-term                 139,146            98,207
Goodwill and intangibles, net               374,144           326,281
Other assets                                 39,640            83,905
                                          ----------        ----------
      Total assets                       $1,021,907        $  940,688
                                          ==========        ==========
Liabilities and Stockholders'
 Equity
Current liabilities:
  Short-term borrowings                  $    9,632        $    6,910
  Accounts payable                           18,037            18,105
  Income taxes payable                       35,299            35,122
  Accrued payroll and related
   liabilities                               81,709            80,484
  Accrued liabilities                        37,098            37,719
  Deferred revenue                          103,336            74,662
                                          ----------        ----------
      Total current liabilities             285,111           253,002

Long-term notes payable                     283,983           286,768
Other long-term liabilities                  19,098            23,161
                                          ----------        ----------
      Total liabilities                     588,192           562,931
                                          ----------        ----------

Minority Interest                                 -             3,391
Stockholders' equity:
  Common stock                              363,455           294,180
  Deferred compensation                        (508)           (2,601)
  Retained earnings                          39,717            57,800
  Accumulated other
   comprehensive income                      31,051            24,987
                                          ----------        ----------
      Total stockholders' equity            433,715           374,366
                                          ----------        ----------
      Total liabilities and
       stockholders' equity              $1,021,907        $  940,688
                                          ==========        ==========




                      MENTOR GRAPHICS CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (In thousands - Unaudited)

                              Three Months Ended  Twelve Months Ended
                         December 31,          December 31,
                            ------------------------------------------
                               2004      2003       2004      2003
                            ------------------------------------------
Operating Cash Flows:
Net income (loss)           $  15,814 $   13,050 $ (20,550)$    7,933
 Depreciation and
  amortization                 11,442      5,752    43,720     41,850
 Other adjustments to
  reconcile operating
  cash                         13,147     (4,008)   48,002     (6,591)
 Changes in working capital   (37,790)   (23,031)  (30,653)   (57,823)
                             --------- ----------  -------- ----------

Net cash provided (used) by
 operating
 activities                     2,613     (8,237)   40,519    (14,631)
Net cash used in investing
 activities                    (9,801)   (12,386)  (60,835)   (37,575)
Net cash provided (used) by
 financing activities            (668)     2,643    19,347     84,641
Effect of exchange rate
 changes on cash
 and cash equivalents             601        202       552        929
                             --------- ----------  -------- ----------
Net change in cash and cash
 equivalents                   (7,255)   (17,778)     (417)    33,364
Cash and cash equivalents at
 beginning of period           75,171     86,111    68,333     34,969
                             --------- ----------  -------- ----------
Cash and cash equivalents at
 end of period              $  67,916 $   68,333 $  67,916 $   68,333
                             ========= ==========  ======== ==========

Supplemental disclosure of
 cash flow information:
Common stock issued in
 connection with an acquisition     -          - $  49,576          -
                                                   ========




                      MENTOR GRAPHICS CORPORATION
             SUPPLEMENTAL FINANCIAL AND OTHER INFORMATION
     (In thousands, except for days sales outstanding -Unaudited)

                               Three Months Ended  Twelve Months Ended
                                  December 31,         December 31,
                               ---------------------------------------
                                  2004      2003      2004      2003
                               ---------------------------------------
Geographic Revenue:
  Americas                     $ 90,336  $104,280  $306,911  $331,307
                                   42.0%     51.7%     43.2%     49.0%
  Europe                       $ 64,660  $ 55,277  $199,417  $188,657
                                   30.1%     27.4%     28.1%     27.9%
  Japan                        $ 32,617  $ 26,146  $131,107  $100,737
                                   15.2%     12.9%     18.4%     14.9%
  Pac Rim                      $ 27,336  $ 16,206  $ 73,521  $ 54,967
Other Data:                        12.7%      8.0%     10.3%      8.2%
  Capital expenditures         $  7,590  $  9,189  $ 24,423  $ 23,532
  Days sales outstanding            102       100         -         -

    CONTACT: Mentor Graphics Corporation
             Ryerson Schwark, 503-685-1462
             ry_schwark@mentor.com
             or
             Dennis Weldon, 503-685-1462
             dennis_weldon@mentor.com